Biological assets	12 Months Ended
Jun. 30, 2026
Biological Assets [Abstract]
Biological assets	11. Biological assets

Accounting policies

Biological assets held by the group consist of agave (Agave Azul
Tequilana Weber) plants. The harvested plants are used during the production of tequila. The maturity cycle of agave ranges between six and eight years; based on this, biological assets are classified as mature and immature. Mature biological assets are measured at fair value less costs to sell on initial recognition and at the end of each reporting period based on the present value of future cash flows discounted at an appropriate rate for
Mexico (income approach as per IFRS 13). Immature biological assets are plants that have not reached the point of maturity because their sugar content yield and weight is not enough to be harvested and there is no active market for such plants; consequently the company accounts for these assets by applying fair valuation using the cost approach
(replacement cost).

Changes in biological assets were as follows:

Biological assets $ million
Fair value
At 30 June 2024	199
Exchange differences	(7)
Transferred to inventories	(69)
Fair value change	11
Farming cost capitalised	42
At 30 June 2025	176
Exchange differences	15
Transferred to inventories	(7)
Fair value change	(43)
Farming cost capitalised	60
At 30 June 2026	201
At 30 June 2026, the number of agave plants was approximately 29 million
(2025 – 25 million), ranging from new plantations up to eight-year-old plants.